MS P1 05/19

Supplement Dated MAY 20, 2019

To the prospectus dated MAY 1, 2019
of

FRANKLIN MUTUAL SERIES FUNDS

The prospectus is amended as follows:

The following replaces the “Fund Details – Dealer Compensation – Purchases of certain share classes through financial intermediaries (Class R6 and Advisor Class)” section on page 184:

Purchases of certain share classes through financial intermediaries (Class R6 and Class Z)   There are no associated sales charges or Rule 12b‑1 distribution and service fees for the purchase of Class R6 and Class Z shares. However, pursuant to SEC guidance, certain financial intermediaries acting as agents on behalf of their customers may directly impose on shareholders sales charges or transaction fees determined by the financial intermediary related to the purchase of these shares. These charges and fees are not disclosed in this prospectus. You should consult with your financial advisor or visit your financial intermediary’s website for more information.

The Fund’s service providers also may pay financial intermediaries for marketing support and other related services as disclosed below for Class Z shares, but not for Class R6 shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend one share class over another. There is some uncertainty concerning whether marketing support or other similar payments may be made or received in connection with Class Z shares where a financial intermediary has imposed its own sales charges or transaction fees. Based on future regulatory developments, such payments may be terminated.

Please keep this supplement with your prospectus for future reference.